Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

This is an announcement of a possible offer under Rule 2.4 of the City Code on Takeovers and Mergers (the "Code"). This announcement is not an announcement of a firm intention to make an offer under Rule 2.7 of the Code and there can be no certainty that an offer will be made.

Possible offer for TLA Worldwide plc by Atlantic Alliance Partnership Corp

24 March 2016

For immediate release

The boards of Atlantic Alliance Partnership Corp ("AAPC") and TLA Worldwide plc ("TLA" or the "Company") today announce that they have reached agreement on the key terms of a possible offer for TLA by AAPC (the "Possible Offer").

1. Terms of the Possible Offer

Under the terms of the Possible Offer, each TLA shareholder will be entitled to receive 10 new AAPC shares per 111 TLA shares held (the "Exchange Ratio"). The Exchange Ratio implies an indicative offer value per TLA share of 65 pence (the “Indicative Offer Value”) based on the weighted average AAPC share price over the three month period ended on the date immediately prior to the date of this announcement (the “Calculation Date”) of US $10.18 and the UK pound to US dollar spot rate of 1.40909 as at 4:30pm (London time) on the Calculation Date.

AAPC reserves the right to adjust the Exchange Ratio to reflect the impact on the Indicative Offer Value per TLA share as a result of the UK pound to US dollar spot rate as at 4:30pm (London time) on the date immediately prior to any announcement made pursuant to Rule 2.7 of the Code.

The Exchange Ratio at the Calculation Date implies an indicative value for each TLA share of 65 pence and:

●	represents a premium of 51.3 per cent. to the weighted average TLA share price of 43.0 pence over the three month period ended on the Calculation Date,

●	represents a premium of 53.8 per cent. to TLA’s closing share price of 42.3 pence on the Calculation Date,

●	values TLA’s issued and to be issued share capital at approximately £98.5 million[1].

AAPC proposes to make available a partial cash alternative up to a maximum aggregate amount of US $60 million (“Partial Cash Alternative”). Under the Partial Cash Alternative, TLA shareholders may elect (subject to scale-back in accordance with the terms of the Partial Cash Alternative) to receive 61.5 pence in cash per TLA share instead of some or all of the new AAPC shares to which they would otherwise be entitled under the terms of the Possible Offer.

In addition, the board of TLA (the "TLA Board") intends to recommend a final dividend in respect of the financial year ended 31 December 2015 of approximately 0.8 pence per share which is expected to be paid before completion of the Possible Offer. TLA shareholders will be entitled to this proposed final dividend and the terms of the Possible Offer will not be adjusted downwards as a result. Further details of the proposed final dividend will be included in the Company’s preliminary results due to be published in April 2016.

 1 As at the date of this announcement, the Company’s issued share capital comprises approximately 143 million shares. As a result of the Possible Offer, a total of 8.6 million shares would vest for TLA senior management under the Company’s long-term incentive plan and the Possible Offer would extend to these shares.

In accordance with Rule 2.6(a) of the Code, AAPC will have until 5.00 pm (London time) on 21 April 2016 (or such later time and/or date as may be agreed by the Panel in accordance with Rule 2.6(c) of the Code) to announce either a firm intention to make an offer for TLA in accordance with Rule 2.7 of the Code or that it does not intend to make an offer, in which case the announcement will be treated as a statement to which Rule 2.8 of the Code applies.

Any offer by AAPC will be conditional upon the receipt of AAPC shareholder approval, which will require a 65 per cent. majority. Approximately 26.0 per cent. of AAPC’s shareholders (comprising its sponsors and senior management team) are obliged to vote in favour of any business combination which they recommend, and will count towards the 65 per cent. majority required.

This announcement is being made with the prior approval of TLA and AAPC.

2. Intention to Recommend

The TLA Board believes that the terms of the Possible Offer represent an attractive premium to the current share price and provide TLA shareholders with the ability to exchange their TLA shares for AAPC shares or elect to receive (subject to scale-back) all or a portion of their consideration in cash under the Partial Cash Alternative. The TLA founders, comprising Bart Campbell, Michael Principe and Dwight Mighty (the “TLA Founders”), who have a combined shareholding representing 12.4 per cent. of the issued share capital of TLA, have indicated that they intend to vote in favour of the Possible Offer and exchange the entirety of their shareholding in TLA for new AAPC shares.

The TLA Board has indicated to AAPC that it is willing to recommend the key financial terms of the Possible Offer to TLA shareholders, subject to its fiduciary duties and reaching agreement on the other terms and conditions.

3. Information on TLA

TLA is a leading athlete representation, sports marketing and event management company established by the TLA Founders with the merger of LS Legacy and The Agency which listed on AIM in December 2011. The Company derives revenues from long term agency relationships with many prominent US and International sports stars, broadcasters and media personalities associated with major sports including the MLB, NFL, NBA, PGA tour, AFL, Olympians and cricketers. In addition, it also provides a range of services in respect of media consultancy, sports sponsorship and event creation and ownership, including the International Champions Cup tournament in Australia. TLA serves its clients from 10 locations worldwide including its offices in the UK, USA and Australia.

The TLA Board is pleased to report that trading for the financial year ended 31 December 2015 is in-line with its expectations and the Company continues to make progress in accordance with its stated strategy. The Company will announce its preliminary financial results in April 2016.

4. Information on AAPC

AAPC is a blank cheque company incorporated in the British Virgin Islands on 14 January 2015 for the purpose of conducting a business combination led by its sponsors and senior management team comprising Jonathan Goodwin, Mark Klein, Waheed Alli, Jonathan Mitchell and Iain Abrahams. As at 31 December 2015, AAPC had $80.8 million of capital in trust which includes the net proceeds raised in its initial public offering on 4 May 2015. AAPC’s ordinary shares are listed on the Nasdaq Capital Market (“NASDAQ”).

2

5. Transaction Rationale

The TLA Board believes that the Company has an excellent market position within the areas of baseball player representation and sports marketing and is well placed to continue its track record of growth with further International expansion into new sports and business lines.

The TLA Board and the AAPC board believe there are significant potential benefits for TLA through the proposed partnership with AAPC, namely strengthening the business in the US market, providing additional cash resources for continued growth investment in the business and benefiting from the experience and expertise of the AAPC founders. In addition, following the combination, AAPC will continue to be listed on NASDAQ, a major US exchange which has the potential to offer existing TLA shareholders greater liquidity.

6. Reservations

The Possible Offer does not impose any obligation on AAPC to make an offer, nor does it evidence a firm intention to make an offer within the meaning of the Code. Pursuant to Rule 2.5(a) of the Code, AAPC reserves the right to make an offer at any time at an offer price lower than 65 pence per share (in the form of new AAPC shares) and 61.5 pence per share (in cash under the Partial Cash Alternative):

●	with the agreement or recommendation of the Board of TLA; or

●	if a third party announces a firm intention to make an offer for TLA pursuant to Rule 2.7 of the Code, which, at that date is valued at a lower price than the value of the Possible Offer.

In addition, if TLA announces, declares or pays any dividend or any other distribution to shareholders on or after the date of this announcement (other than the 0.8p final dividend in respect of the financial year ended 31 December 2015), AAPC reserves the right, pursuant to Note 4(a) on Rule 2.5 of the Code, to make an equivalent reduction in its offer price.

7. Possible Offer pre-conditions

The making of any firm offer in accordance with Rule 2.7 of the Code will be subject to satisfaction of certain pre-conditions, including the following, all of which may be waived by AAPC in whole or in part at any time and at its sole discretion:

●	satisfactory completion of due diligence by AAPC on TLA;

●	the recommendation of the TLA Board;

●	irrevocable commitments from the TLA Founders (who have a combined TLA shareholding of 12.4 per cent.) to vote in favour of the Possible Offer and exchange 100 per cent. of their current shareholding in TLA for new AAPC shares;

●	irrevocable commitments from the vendors of previous TLA acquisitions in Australia (“Australian Vendors”) comprising three individuals with a combined TLA shareholding of 2.4 per cent. to vote in favour of the Possible Offer and exchange 100 per cent. of their current shareholding for new AAPC shares;

●	irrevocable commitments from the vendors of previous TLA acquisitions in the US (“US Vendors”) comprising 10 individuals with a combined TLA shareholding of 19.4 per cent. to vote in favour of the Possible Offer and exchange at least 75 per cent. of their current shareholding for new AAPC shares; and

3

●	the TLA Founders, the members of the TLA Board, the Australian Vendors and the US Vendors who receive shares in AAPC as a result of the Possible Offer agreeing to enter into a lock-up for 12 months post completion of the transaction in relation to 100 per cent. of their AAPC shares (subject to customary exemptions or any exception agreed by the board of AAPC).

This announcement is being made under Rule 2.4 of the Code and does not amount to a firm intention to make an offer under Rule 2.7 of the Code and, accordingly, there can be no certainty that any offer will be made even if the pre-conditions are satisfied or waived.

For further information please contact:

TLA Worldwide plc Bart Campbell, Chairman Michael Principe, CEO	+1 212 645 2141

Numis Nomad, Financial Adviser and Corporate Broker to TLA Worldwide plc Nick Westlake, Oliver Hardy (Nomad) Chris Wilkinson, Lorna Tilbian	+44(0) 207 260 1288

Luther Pendragon PR Adviser to TLA Worldwide plc Harry Chathli, Alexis Gore	+44(0) 207 618 9100

Atlantic Alliance Partnership Corp Jonathan Goodwin, CEO and President	+44 (0) 20 7938 5810
Jonathan Mitchell, Chief Financial Officer	+1 212 409 2434

Lepe Partners, Financial Adviser to Atlantic Alliance Partnership Corp Julian Culhane	+44 (0) 20 7938 5810

Citigroup Global Markets Inc, Equity Capital Markets Advisor and Placement Agent to Atlantic Alliance Partnership Corp

Important notices

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this announcement or otherwise. This announcement does not constitute a prospectus or a prospectus equivalent document. TLA shareholders are advised to read carefully the formal documentation in relation to the Possible Offer once it has been despatched.

Important notices relating to financial advisers

Numis Securities Limited ("Numis"), which is authorised and regulated by the Financial Conduct Authority, is acting exclusively as financial adviser to TLA and no one else in connection with the matters set out in this announcement and will not be responsible to anyone other than TLA for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

4

Lepe Partners LLP ("Lepe"), which is authorised and regulated by the Financial Conduct Authority, is acting as financial adviser to AAPC and no one else in connection with the matters set out in this announcement and will not be responsible to anyone other than AAPC for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom should inform themselves about, and observe any applicable requirements. This announcement has been prepared for the purposes of complying with English law and the Code and the information disclosed in this announcement may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

5

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication of this announcement

In accordance with Rule 26.1 of the Code, a copy of this announcement will be available on the website of TLA at www.tlaworldwide.com by no later than 12 noon (London time) on the business day following this announcement. The content of the websites referred to in this announcement is not incorporated into and does not form part of this announcement.

Forward looking statements

This announcement contains certain forward looking statements with respect to the financial condition, results of operations and business of AAPC and the combined businesses of TLA and AAPC and certain plans and objectives of AAPC with respect thereto, including the expected benefits of a potential combination as well as whether a potential combination will be pursued. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward looking statements often use future dates or words such as "believe", "expect", "estimate", "intend", "anticipate", “target”, “plan”, “goal” or other words of a similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the possibility that a possible offer will not be pursued or will be pursued on different terms and conditions, failure to obtain necessary regulatory approvals or any required financing or to satisfy any of the other conditions to a possible combination, adverse effects on the market price of AAPC’s ordinary shares and on AAPC’s operating results because of a failure to complete the possible combination, failure to realise the expected benefits of the possible combination, negative effects of this announcement or the consummation of the possible combination on the market price of AAPC’s ordinary shares, significant transaction costs and/or unknown liabilities, general economic and business conditions that affect the combined companies following a possible combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business combinations or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made by AAPC in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause AAPC’s plans with respect to TLA, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date of this announcement. Except as required by law, AAPC and TLA undertake no obligation to publicly update or revise the information contained in this announcement, (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties can be found in AAPC’s reports on Form 10-Q and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

6

Additional US related information

This document is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of AAPC. Subject to future developments, AAPC may file proxy materials and/or tender offer documents with the US Securities and Exchange Commission (the “SEC”) in connection with a possible combination. AAPC and TLA shareholders should read those filings, and any other filings made by AAPC with the SEC in connection with a possible combination, as they will contain important information. Those documents, if and when filed, as well as AAPC’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at AAPC’s website at www.aapcacq.com.

In particular, this announcement is not an offer of securities for sale in the United States and any AAPC securities which may be issued in connection with the Possible Offer, have not been, and are not expected to be, registered under the Securities Act of 1933, as amended (the “Securities Act”) or under the securities law of any state, district or other jurisdiction of the United States and no regulatory clearance in respect of AAPC securities has been, or will be, applied for in any jurisdiction other than the UK. AAPC securities may not be offered or sold in the United States absent registration under the Securities Act or an exemption from registration and compliance with applicable state securities laws. It is expected that the AAPC securities that may be issued in the Possible Offer will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof.

US investors are advised that the Possible Offer relates to the shares of a UK company and is proposed to be made by means of a scheme of arrangement provided for under the laws of England and Wales although AAPC reserves the right to switch to a contractual offer. The Possible Offer is subject to the disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which differ from the disclosure and other requirements of the US securities laws. Financial information included in the relevant documentation will have been prepared in accordance with accounting standards applicable in the United Kingdom that may not be comparable to the financial statements of US companies.

If AAPC decides to implement the Possible Offer and such offer is extended to shareholders in the United States it will be made in satisfaction of the procedural and filing requirements of the US securities laws, to the extent applicable and required.

Rule 2.10 information

In accordance with Rule 2.10 of the Code, TLA confirms that, as at the date of this announcement, it has 142,959,325 ordinary shares of 2 pence each in issue. TLA does not hold any ordinary shares in treasury. The International Securities Identification Number for TLA's ordinary shares is GB00B68HD384.

7